SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES CZN-1)
(Exact name of registrant as specified in its charter)

Delaware	001-16669	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,		10080
New York, New York		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.		Registrant’s Business and Operations

Not applicable.

Section 2.		Financial Information

Not applicable.

Section 3.		Securities and Trading Markets

Not applicable.

Section 4.		Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.		Corporate Governance and Management

Not applicable.

Section 6.		Asset-Backed Securities

Not applicable.

Section 7.		Regulation FD

Not applicable.

Section 8.		Other Events

	Item 8.01	Other events

99.1

Distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1 on October 1, 2009.

     For information with respect to the underlying securities held by PreferredPLUS Trust Series CZN-1, please refer to Citizens Communications Company’s (Commission file number 001-11001) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

     Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits

Item 9.01		Financial Statements and Exhibits

	(a)	Financial statements of business acquired.

Not Applicable.

	(b)	Pro forma financial information.

Not Applicable.

	(c)	Shell company transactions.

Not Applicable

	(c)	Exhibits.

		99.1	Trustee’s report in respect of the October 1, 2009 distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: October 7, 2009	By:	/s/ Steven O’Neill

	Name:	Steven O’Neill
	Title:	Director

EXHIBIT INDEX

99.1 Trustee’s report in respect of the October 1, 2009 distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1.

EXHIBIT 99.1

DISTRIBUTION REPORT
FOR
PreferredPLUS TRUST SERIES CZN-1

DISTRIBUTION DATE
OCTOBER 1, 2009
CUSIP NUMBER 740434881

(i)	the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Citizens Communications Company 7.05% Debentures due 2046 (the “Underlying Securities”):

Interest:	$1,445,250.00
Principal:	0.00
Premium:	0.00

(ii)	the amounts of compensation received by the Trustee, for the period relating to such Distribution Date:

Paid by the Trust:	$0.00
Paid by the Depositor:	$1,000.00

(iii)	the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates of each such Class and the amount of aggregate unpaid interest accrued as of such Distribution Date:

Interest:	$1,444,687.50
Principal:	$0.00

Unpaid Interest Accrued:	$0.00

(iv)	the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date, and the current rating assigned to the Certificates.

Principal Amount:	$41,000,000
Interest Rate:	7.05%
Rating:
Moody’s Investor Service		Ba2
Standard & Poor’s Rating Service		BB

(v)	the aggregate Certificate Principal Balance (or Notional Amount, if applicable) of each Class of such Series at the close of business on such Distribution Date.

Initial Principal Balance:	$34,500,000
($25 Stated Amount)
Reduction:	(0)

Principal Balance 10/01/09:	$34,500,000